UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Primis Financial Corp.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2025, Primis Financial Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 24,722,734 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 21,611,844 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal One – Elect Directors: To elect four Class I directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. The vote for each director is as set forth below.

Nominee	Votes For	Votes Against	Broker Non-Votes
John F. Biagas	17,453,258	1,487,476	2,671,110
John M. Eggemeyer	18,279,247	661,487	2,671,110
F. L. Garrett, III	17,345,910	1,594,824	2,671,110
Dr. Allen R. Jones Jr.	18,173,146	767,588	2,671,110

The four nominees were each elected to the Board by a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, as required by the Company’s bylaws.

Proposal Two – Amendment of the Articles of Incorporation: To approve the amendment of the company’s Articles of Incorporation to declassify the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,857,938	55,856	26,940	2,671,110

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock entitled to vote on the matter. Accordingly, this proposal was approved.

Proposal Three – Approval of the Omnibus Incentive Plan: To approve the Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,901,871	991,705	47,158	2,671,110

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Four – Ratification of Auditors: To ratify the appointment of Crowe, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
21,480,874	93,124	37,846

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Five – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Broker Non-Votes	Abstentions
18,102,149	781,024	2,671,110	57,561

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
June 27, 2025	Matthew A. Switzer
Chief Financial Officer